                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             ---------------------

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        November 13, 1996
                                                        -----------------

                              CUSTOM CHROME, INC.
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              (Exact name of registrant as specified in charter)


             DELAWARE                000 - 19540             94-1716138
   ----------------------------      -----------         ------------------
   (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)            File Number)        Identification No.)


16100 JACQUELINE COURT, MORGAN HILL, CALIFORNIA                            95037
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code  (408) 778-0500
                                                    --------------


                                NOT APPLICABLE
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        (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS

     On November 13, 1996, the Board of Directors of the Registrant declared a dividend distribution of one Preferred Shares Purchase Right (the "Rights") on each outstanding share of the Registrant's common stock. The dividend distribution will be made to stockholders of record as of 5:00 p.m. (Pacific Standard Time) December 13, 1996. The Registrant will mail stockholder notices regarding the Rights within approximately two weeks after the record date. The Rights will expire on November 13, 2006.

     The information which is set forth in the Registrant's Press Release dated November 19, 1996 is incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               99.1 Text of Press Release dated November 19, 1996.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 9, 1996             Custom Chrome, Inc.



                                    /s/ James J. Kelly, Jr.
                                    __________________________________________
                                    James J. Kelly, Jr.
                                    Executive Vice President, Finance and
                                    Chief Financial Officer

                               INDEX TO EXHIBITS

                                                             Sequentially
                                                               Numbered
Exhibit                       Description                        Page
----------   ---------------------------------------------   ------------
99.1         Text of Press Release dated November 19, 1996         5

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